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                                                                 Exhibit 10.5(b)


                                SECOND AMENDMENT
                                       OF
                        EVEREN CAPITAL CORPORATION 401(K)
                        AND EMPLOYEE STOCK OWNERSHIP PLAN
           (As Amended and Restated Effective as of September 1, 1995)



         WHEREAS, EVEREN Capital Corporation (the "company") maintains the EVEREN Capital Corporation 401(k) and Employee Stock Ownership Plan (As Amended and Restated Effective as of September 1, 1995) (the "plan"); and

         WHEREAS, the plan has been amended, and further amendment of the plan, as amended, now is considered desirable;

         NOW, THEREFORE, pursuant to the power reserved to the company under subsection 18.1 of the plan, and in exercise of the authority delegated to the undersigned officer of the company by resolution of the company's Board of Directors, the plan, as amended, is hereby further amended, effective as of June 30, 1996, by substituting the following for subparagraphs 7.8(c)(i) and (ii) of the plan:

         "(i) FIRST, financed shares with a fair market value at least equal to the dividends paid with respect to the company stock allocated to participants' KSOP stock accounts shall be allocated among and credited to the KSOP stock accounts of such participants, pro rata, according to the number of shares of company stock held in such accounts on the regular accounting date immediately preceding the dividend declaration date; and
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         (ii)     NEXT, any remaining financed shares released from the
                  unreleased share account by reason of dividends paid with respect to company stock held in the unreleased share account shall be allocated among and credited to the KSOP stock accounts of all participants employed by the employers on the record date of such dividend, pro rata, according to the number of shares of company stock held in such accounts on the regular accounting date immediately preceding the dividend declaration date."


          IN WITNESS WHEREOF, the undersigned duly authorized officer of EVEREN Capital Corporation has caused the foregoing amendment to be executed this ________ day of __________, 1996.

                                   EVEREN CAPITAL CORPORATION




                                   By


                                        Its